The Public Health Campus on Cedar (PHCC) project involves the transformation of a 100-year-old, 450,000-square-foot community hospital. The renovation will rehabilitate PHCC into a modern, integrated public health campus. The PHCC health and human service facility will include a federally qualified healthcare center and dental clinic, an inpatient pediatric crisis response and stabilization center, and several residential and non-residential social-service programs. PHCC is anchored by a partnership of the region’s premier healthcare institutions, including the Hospital of the University of Pennsylvania (HUP), the flagship hospital of Penn Medicine, and the Children’s Hospital of Philadelphia (CHOP), the nation’s first hospital devoted exclusively to the care of children. The campus will provide high-quality, community-informed, patient-centered health care and social services. Public Health Management Corporation (PHMC), a nonprofit public health institute, is the medical services provider for PHCC. PHMC has served minority and underserved communities throughout the Greater Philadelphia region for over 50 years. Financing for the $89.2 million PHCC project will include $48.5 million in New Markets Tax Credits (NMTC), of which $15.0 million was allocated by Building America CDE, Inc. THE PROJECT: FINANCING: Philadelphia, PA *Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of March 27, 2023. Economic impact data is in 2023 dollars and all other figures are nominal. PROJECT PROFILE Public Health Campus on Cedar

“In 2023 it should not be difficult to access quality healthcare, but that is an unfortunate reality for many Philadelphians. The renovation and expansion of the historic and beautiful building by PHMC ensures that West Philadelphia will have reliable access to quality healthcare. The Philadelphia Council AFL-CIO is always proud to support our partners Building America CDE and the AFL-CIO Housing Investment Trust in their efforts to bring union jobs, health care, housing, and economic revitalization to underserved communities.” — Daniel P. Bauder President, Philadelphia Council AFL-CIO Building America CDE was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $240 million of these tax credits since 2011. The HIT is a fixed income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. ABOUT BUILDING AMERICA: PHCC will serve the populations of West and Southwest Philadelphia, which have experienced systemic poverty, unemployment, and poorer health outcomes, among other socioeconomic challenges. Primary goals for the new public health facility will focus on health equity and aim to provide the community with access to primary and behavioral health care, emergency services, acute care services, substance use treatment, and other social support services. The renovation of this medical facility is expected to create 329 construction jobs, over 1,100 permanent jobs with benefits, and serve 65,000 patients annually. The new upgraded facility will serve as an economic center and anchor for the community. Such an anchor creates indirect and induced jobs from suppliers and local businesses, reduces blight, and reduces crime. This project has overwhelming support from local community organizations and individuals, and from local and state government representatives. The campus will provide patients with access to a variety of health programs through the Health Center on Cedar; Community Health Hub; West Haven Long-Term Structured Residence; Serenity Court Medical Respite & Visiting Nurse Association Inpatient Hospice Unit; HUP Emergency Department, Critical Care and Inpatient Services; and CHOP Inpatient Pediatric Behavioral Health Center. COMMUNITY IMPACT: ,,, 3/2023 PROJECT PROFILE | Public Health Campus on Cedar, Philadelphia, PA 1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.buildingamericacde.com